UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024 (May 10, 2024)

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor

Cambridge, MA 02142

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 720-8606

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.01 par value per share	MACK	The Nasdaq Stock Market LLC (NASDAQ Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 10, 2024, Merrimack Pharmaceuticals, Inc. (the “Company”) convened a Special Meeting of Stockholders exclusively through a virtual format (the “Special Meeting”), and held votes on the following proposals:

1.

Proposal 1 - To approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company and the Board of Directors to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”).

Votes
For:	10,061,010
Against:	23,538
Abstain:	5,355

2.

Proposal 2, approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Dissolution Proposal, was not voted on as Proposal 1 received the affirmative requisite vote of the holders of a majority of the outstanding shares of Common Stock of the Company. Therefore, the Company determined that voting on an adjournment of the Special Meeting was not necessary or appropriate.

Each proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on March 21, 2024.

ITEM 7.01	REGULATION FD DISCLOSURE

In connection with stockholder approval of the Plan of Dissolution obtained at the Special Meeting, on May 10, 2024, the Company issued a press release announcing that the Board of Directors declares a liquidating cash dividend in the amount of $15.10 per share. The dividend is expected to be paid on or about May 17, 2024, to stockholders of record on May 10, 2024. The Company’s Common Stock will trade on NASDAQ through May 17, 2024 and will delist from NASDAQ on May 20, 2024.

It is also possible that any distribution could be followed in the future by additional distributions, if it is determined that any reserved amounts no longer need to be reserved. Also, although not anticipated currently, additional amounts could be distributed in the event additional milestones are achieved under the Ipsen and Elevation Oncology agreements.

The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website. The information in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Merrimack’s proposed Dissolution pursuant to its proposed Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “adjourn,” “hold,” “approve,” “receive,” “determine,” “file,” “describe,” “entitle,” “present,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “necessary,” “appropriate,” “affirmative,” “opportunity,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Merrimack or any of Merrimack’s partners, or third parties, may identify forward-looking statements. Merrimack cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the amount of proceeds that might be realized from the sale or other disposition of any remaining Merrimack assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the ability of the Merrimack Board to abandon, modify or delay implementation of the proposed Dissolution, even after stockholder approval; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.

In addition to forward-looking statements regarding the proposed Plan of Dissolution, Merrimack’s forward-looking statements include, among others, (i) Merrimack’s rights to receive payments related to certain future milestone events or whether such milestones will be achieved, if at all, or whether Ipsen and Elevation Oncology will resume efforts under the remaining programs for which milestone payments may occur, (ii) substantial risks and uncertainties about pre-clinical and early-stage clinical trial results does not ensure that later stage or larger scale clinical trials will be successful as, for example, these additional indications for which milestone payments could occur may not demonstrate promising therapeutic effect or appropriate safety profiles in current or later stage or larger scale clinical trials as a result of known or as yet unanticipated side effects; (iii) the results achieved in later stage trials may not be sufficient to meet applicable regulatory standards or to justify further development; (iv) problems or delays may arise prior to the initiation of planned clinical trials, during clinical trials or in the course of developing, testing, or manufacturing that could lead Ipsen and Elevation Oncology and their partners and collaborators to fail to initiate or to discontinue development; (v) even if later stage clinical trials are successful, unexpected concerns may arise from subsequent analysis of data or from additional data; (vi) obstacles may arise or issues may be identified in connection with review of clinical data with regulatory authorities; (vii) regulatory authorities may disagree with Ipsen and Elevation Oncology’s view of the data or require additional data or information or additional studies; (viii) the planned timing of initiation and completion of future clinical studies, if any, are subject to the ability of each of Ipsen and Elevation Oncology, respectively, to enroll patients, enter into agreements with clinical trial sites and investigators, and overcome technical hurdles and other issues related to the conduct of the trials for which each of them is responsible; (ix) each of Ipsen and Elevation Oncology are subject to the risk that they may not successfully commercialize these development programs; and (x) press releases and other public statements by Ipsen and Elevation Oncology may contain forward-looking statements. Merrimack undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing Merrimack’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Merrimack’s business in general, see the “Risk Factors” section of Merrimack’s Annual Report on Form 10-K filed with the SEC on March 7, 2024, any subsequent quarterly report on Form 10-Q filed by Merrimack and the other reports Merrimack files with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Merrimack Pharmaceuticals, Inc. dated May 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: May 10, 2024	By:	/s/ Gary L. Crocker
Gary L. Crocker
President